UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 14, 2003

FIRST NILES FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	0-24849 (Commission File Number)	34-1870418 (IRS Employer Identification No.)
55 North Main Street, Niles, Ohio (Address of principal executive offices)	44446 (Zip Code)

Registrant's telephone number, including area code (330) 652-2539

Not Applicable (Former name or former address, if changed since last report)

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ITEM 7.   EXHIBITS

              (a) Exhibits

                   Exhibit 99.1 - Press Release, dated April 14, 2003

ITEM 12. REGULATION FD DISCLOSURE (Information Furnished in this Item 9 is Furnished under Item 12)

              On April 14, 2003, the Registrant issued its earnings release for the quarterly period ended March 31, 2003. The earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

              The information furnished under this "Item 9. Regulation FD Disclosure" is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition."

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST NILES FINANCIAL, INC.

Date: April 15, 2003	By: /s/ Lawrence Safarek Lawrence Safarek Vice President and Treasurer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated April 14, 2003

End.